Result on disposal of group companies	12 Months Ended
Dec. 31, 2017
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Result on disposal of group companies

23 Result on disposal of group companies

Result on disposal of group companies
	2017	2016	2015
Baring Private Equity Partners	1	1	7
ING Lease UK			–5

	1	1	2

In 2017, 2016 and 2015 the Result on disposal of group companies included realised deferred profits on divestments in prior periods related to Baring Private Equity Partners. In addition, 2015 includes a release of goodwill related to the disposal of the remaining portfolios of ING Lease (UK). Reference is made to Note 9 ‘Intangible assets’.

In 2016 and 2015 the result on divestments of NN Group and the divestment of Voya was not included above but included in Net result from disposal of discontinued operations. Reference is made to Note 27 ‘Discontinued operations’, and Note 46 ‘Consolidated companies and businesses acquired and divested’.